UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018
SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 975-7110

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5—Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         Election of Directors.

On August 6, 2018, the Board of Directors of Silgan Holdings Inc., or the Company, approved an increase in the number of Directors constituting the Board of Directors of the Company from seven to eight members, all in accordance with and as permitted by the Company's Amended and Restated Certificate of Incorporation, as amended.  Additionally, also in accordance with and as permitted by the Company's Amended and Restated Certificate of Incorporation, as amended, the Board of Directors of the Company designated such new Director as a member of the class of Directors of the Company designated as Class II.  In addition, on August 6, 2018, the Board of Directors of the Company elected Leigh J. Abramson as a Class II Director of the Company in accordance with the Company's Amended and Restated Certificate of Incorporation, as amended, to fill the vacancy on the Company's Board of Directors resulting from such increase in the number of Directors constituting the Board of Directors of the Company, with the term of his position running until the Class II Directors of the Company are up for election at the Company's annual meeting of stockholders in 2020.  Mr. Abramson was nominated for election as a Director of the Company pursuant to the Amended and Restated Stockholders Agreement dated as of November 6, 2001 among R. Philip Silver, D. Greg Horrigan and the Company.  The Board of Directors of the Company also appointed Mr. Abramson as a member of the Audit Committee and the Compensation Committee of the Board of Directors.  Mr. Abramson returns as a Director of the Company, having previously served as a Director of the Company from September 1996 until July 2003.

Mr. Abramson is an "independent director" as defined in Rule 5605(a)(2) of the listing standards of the Nasdaq Stock Market.  Mr. Abramson is also an audit committee financial expert under the applicable rules of the Securities and Exchange Commission primarily due to his vast experience evaluating and analyzing financial statements and serving on various audit committees and performing functions of an audit committee for various companies.

Mr. Abramson has been a Managing Director and Partner of Metalmark Capital, a private equity fund, since its founding in 2004.  Mr. Abramson focuses on the industrial and agricultural sectors.  Metalmark Capital was founded by the principals of Morgan Stanley Capital Partners, including Mr. Abramson.  Mr. Abramson was with Morgan Stanley Capital Partners from 1992 until 2004, and he began his career in Morgan Stanley's Investment Banking Division in 1990 until 1992.  Mr. Abramson has also served, and currently serves, as a director for several private companies.  Mr. Abramson brings to the Company's Board of Directors extensive experience in corporate strategy, mergers and acquisitions and financial matters.

For his services as a member of the Board of Directors of the Company, Mr. Abramson will be compensated in accordance with the Company's existing practices for compensating Directors who are not officers or employees of the Company or any of its affiliates, as described below.  Each Director (including the non-executive Co-Chairmen of the Board of the Company) who does not receive compensation as an officer or employee of the Company or any of its affiliates is paid an annual retainer of $50,000 for service on the Board of Directors of the Company and a fee of $2,000 for each meeting of the Board of Directors of the Company or committee thereof attended, plus reimbursement for business related travel and other reasonable out-of-pocket expenses. Each of the non-executive Co-Chairmen of the Board of the Company is also paid an annual retainer fee of $50,000 for his service as a Co-Chairman of the Board. Additionally, each Director of the Company (including the non-executive Co-Chairmen of the Board of the Company) who does not receive compensation as an officer or employee of the Company or any of its affiliates receives an annual equity based director award pursuant to the Silgan Holdings Inc. Amended and Restated 2004 Stock Incentive Plan, or the 2004 Stock Incentive Plan, on the first business day after the Company's annual meeting of stockholders, having an aggregate fair market value of $90,000 as of the date of grant.  These awards are made in the form of restricted shares of Common Stock of the Company or restricted stock units related to shares of Common Stock of the Company, in the discretion of the Board of Directors of the Company, under the 2004 Stock Incentive Plan. Each of the members of the Audit Committee of the Board of Directors of the Company is also paid an annual retainer fee of $12,000 for his service on the Audit Committee, and each of the chairpersons of the Audit and Compensation Committees of the Board of Directors of the Company is also paid an annual retainer fee of $10,000 for his service as chairperson of such committee.

There is no transaction involving Mr. Abramson that requires disclosure under Item 404(a) of Regulation S-K.

Section 8—Other Events

Item 8.01.    Other Events.

On August 6, 2018, the Company issued a press release announcing an increase in the number of Directors constituting the Board of Directors of the Company from seven to eight members and the election of Leigh J. Abramson as a member of the Board of Directors of the Company to fill the resulting vacancy.  A copy of this press release in filed herewith and attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No. Description

99.1	Press Release dated August 6, 2018 announcing an increase in the size of the Board of Directors of the Company and the election of Leigh J. Abramson as a member of Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   SILGAN HOLDINGS INC.

By:     /s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General Counsel
  and Secretary
Date:  August 10, 2018

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